Exhibit 10.4

Execution Copy

Amendment to Forbearance Agreement

As of August 15, 2023

Ladies and Gentlemen:

Reference is made to that certain Forbearance Agreement, dated as of July 16, 2023 (as amended, supplemented or otherwise modified prior to the date hereof, the “Forbearance Agreement”), by and among ST US AR FINANCE LLC, a Delaware limited liability company (the “Borrower”), BARCLAYS BANK PLC, as administrative agent and collateral agent (together with its successors and permitted assigns in such capacities, the “Agent”) and the Lenders comprising the Required Lenders signatory thereto. Except as otherwise specified herein, each capitalized term used in this amendment (this “Amendment”) and not otherwise defined herein shall have the meaning ascribed to such term in the Forbearance Agreement or the Credit Agreement (as defined in the Forbearance Agreement).

Each of the parties hereto hereby agrees that, effective as of the first date on which the Agent shall have received from the Borrower and the Lenders party hereto duly executed counterparts of this Amendment, the definition of “Forbearance Period” set forth in the tenth recital to the Forbearance Agreement is hereby amended by replacing “August 15, 2023” with “August 22, 2023”.

Except as specifically provided for in this Amendment, the Forbearance Agreement shall remain unmodified and in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ST US AR FINANCE LLC, as the Borrower

By:	/s/ Matthew T. Peters
	Name:	Matthew T. Peters
	Title:	Vice President of Tax and Treasurer

[Signature Page to AMENDMENT TO FORBEARANCE AGREEMENT]

BARCLAYS BANK PLC, as the Agent and a Lender

By:	/s/ Gideon Lapson
	Name:	Gideon Lapson
	Title:	Managing Director

[Signature Page to AMENDMENT TO FORBEARANCE AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Philip Tancorra
	Name:	Philip Tancorra
	Title:	Director

By:	/s/ Lauren Danbury
	Name:	Lauren Danbury
	Title:	Vice President

[Signature Page to AMENDMENT TO FORBEARANCE AGREEMENT]

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Kevin Newman
	Name:	Kevin Newman
	Title:	Authorized Signatory

[Signature Page to AMENDMENT TO FORBEARANCE AGREEMENT]

MUFG BANK, LTD. as Lender

By:	/s/ Giorgio Marchione
	Name:	Giorgio Marchione
	Title:	Vice President

[Signature Page to AMENDMENT TO FORBEARANCE AGREEMENT]